UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2023

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá - Cundinamarca, Colombia	N/A
(Address of principal executive offices)	(Zip Code)

(561) 634-7430
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for 1/30th common share at an exercise price of $345.00 per share	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2023, Northern Swan Deutschland Holdings, Inc. (the “Seller” or “Northern Swan”), a wholly-owned subsidiary of Clever Leaves Holdings Inc. (the “Company”), entered into the First Share Purchase and Transfer Agreement (the “SPA”) by and among Northern Swan, as seller, and Cansativa GmbH (“Cansativa”) and EIP Entrepreneurial Investment GmbH (“EIP”), as buyers. Pursuant to the SPA, Northern Swan agreed to sell a total of 3,648 shares of Cansativa (the “Shares”), representing its entire interest in Cansativa, of which 3,582 Shares will be purchased by Cansativa and 66 Shares will be purchased by EIP, for a total purchase price of approximately €1.8 million. The Shares represent approximately 8% of Cansativa’s outstanding Shares as of [October 17, 2023]. Prior to entry into the SPA, neither the Company nor Northern Swan had any director designation or other rights with respect to Cansativa. The parties expect to close the transaction [by November 14, 2023], subject to the satisfaction of customary closing conditions.

The foregoing description is qualified in its entirety by reference to the terms of the SPA, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	First Share Purchase and Transfer Agreement, dated October 17, 2023, by and among Northern Swan Deutschland Holdings, Inc., Cansativa GmbH and EIP Entrepreneurial Investment GmbH
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ Henry R. Hague, III
Name:	Henry R. Hague, III
Title:	Chief Financial Officer

Date: October 23 , 2023